T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Institutional Emerging Markets Equity Fund

Supplement to Prospectuses and Summary Prospectuses dated January 1, 2026

T. Rowe Price Health Sciences Fund
T. Rowe Price U.S. Equity Research ETF
T. Rowe Price U.S. Equity Research Fund
T. Rowe Price U.S. Large-Cap Core Fund

Supplement to Prospectuses and Summary Prospectuses dated March 1, 2026

T. Rowe Price Health Sciences Portfolio
T. Rowe Price Tax-Efficient Equity Fund (the “Funds”)

Supplement to Prospectuses and Summary Prospectuses dated May 1, 2025

On March 11, 2026, the Boards of Directors of the Funds listed above approved a proposal to reclassify each Fund’s diversification status from diversified to nondiversified. The change is subject to shareholder approval at a special shareholder meeting scheduled for June 25, 2026. Proxy materials describing the proposed diversification policy change and the rationale for the proposal are expected to begin mailing to shareholders on or about April 10, 2026. All shareholders who hold shares of a Fund at the close of business on March 27, 2026, are eligible to vote on the diversification policy change proposal for that Fund.

As a diversified fund, currently each Fund may not:

(1) purchase a security if, as a result, with respect to 75% of the value of the fund’s total assets, more than 5% of the value of the fund’s total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies; and

(2) purchase a security if, as a result, with respect to 75% of the value of the fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities).

As a nondiversified fund under the Investment Company Act of 1940, each Fund would no longer be subject to the above restrictions but would intend to continue meeting the diversification requirements for registered investment companies under the Internal Revenue Code. A nondiversified fund is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund, which exposes the fund to greater risk that poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a large number of issuers. The proposed change to the diversification policy is intended to provide each Fund with greater long-term flexibility in executing its investment program, although it is not expected to substantially affect the way each Fund is currently managed.

If the proposed change to a Fund’s diversification policy is approved by shareholders at the shareholder meeting on June 25, 2026, the new policy is expected to become effective on or about July 1, 2026. However, if the Shareholder Meeting is adjourned for any of the Funds, some Funds may be reclassified as nondiversified at a later date.

The date of this supplement is March 20, 2026.

G75-041 3/20/26